EX-99.23(p)(3)

                                 CODE OF ETHICS

                          Implementation Date: May 2008
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GENERAL

The Code of Ethics is predicated on the principle that ClariVest owes a fiduciary duty to its Clients. (1)
          Accordingly, Employees must avoid activities, interests and relationships that run contrary (or appear to run contrary) to the best interests of Clients. At all times, ClariVest will:

     o PLACE CLIENT INTERESTS AHEAD OF CLARIVEST'S - As a fiduciary, ClariVest will serve in its Clients' best interests. In other words, Employees may not benefit at the expense of advisory Clients.
     o ENGAGE IN PERSONAL INVESTING THAT IS IN FULL COMPLIANCE WITH CLARIVEST'S CODE OF ETHICS - Employees must review and abide by
          ClariVest's Personal Securities Transaction and Insider Trading Policies.
     o AVOID TAKING ADVANTAGE OF YOUR POSITION - Employees must not accept investment opportunities, gifts or other gratuities from individuals seeking to conduct business with ClariVest, or on behalf of an advisory client, unless in compliance with the Gift Policy below.
     o MAINTAIN FULL COMPLIANCE WITH THE FEDERAL SECURITIES LAWS - Employees must abide by the standards set forth in Rule 204A-1 under the Advisers Act and Rule 17j-1 under the IC Act.

Any questions with respect to ClariVest's Code of Ethics should be directed to the CCO and/or the CEO or outside counsel. As discussed in greater detail below, Employees must promptly report any violations of the Code of Ethics to the CCO. All reported Code of Ethics violations will be treated as being made on an anonymous basis.

POTENTIAL RISKS

In developing these policies and procedures, ClariVest considered the material risks associated with administering the Code of Ethics. This analysis includes risks such as:

     o Access persons engaging in various personal trading practices that wrongly use Non-Public Information. (These practices include but are not limited to trading ahead of Clients and passing Non-Public Information on to spouses and other persons over whose accounts the access person has control.)

     o    Access   persons   being  able  to  front  run  Clients'   trades  and
          systematically move profitable trades to a personal account and let less profitable trades remain in Clients' accounts.

     o Personal trading that may detract from the ability of one or more Employees to perform services for Clients.

     o Employees taking advantage of their position by accepting excessive gifts or other gratuities (including access to IPO investments) from individuals seeking to do business with ClariVest.

     o The personal trading of Employees does not comply with certain provisions of Rule 204A-1 under the Advisers Act (and Rule 17j-1 of the IC Act).

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(1)  S.E.C. v. Capital Gains Research, Inc., 375 U.S. at 191-192 (1963).


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                                                                  EX-99.23(p)(3)

     o    Access   persons   not  being  aware  of  what   constitutes   insider
          information.

     o Employees serving as trustees and/or directors of outside organizations without prior approval. (This could present a conflict in a number of ways, for example, if ClariVest wants to recommend the organization for investment or if the organization is one of ClariVest's service providers.)

     o Employees using firm property, including research, supplies, and equipment, for personal benefit.

ClariVest has established the following guidelines to effectuate and monitor ClariVest's Code of Ethics.

GUIDING PRINCIPLES & STANDARDS OF CONDUCT

All Employees of ClariVest shall:
     o Act in an ethical manner with the public, Clients, prospective clients, employers, Employees, colleagues in the investment profession, and other participants in the global capital markets;
     o Place the integrity of the investment profession, the interests of Clients, and the interests of ClariVest above one's own personal financial interests;
     o Adhere to the fundamental standard that you should not take inappropriate advantage of your position;
     o    Avoid any actual or potential conflict of interest;
     o Conduct all personal securities transactions in a manner consistent with this policy;
     o Use reasonable care and exercise independent professional judgment when conducting investment analysis, making investment recommendations, taking investment actions, and engaging in other professional activities;
     o Practice and encourage others to practice in a professional and ethical manner that will reflect favorably on the Employee, ClariVest and the profession; and
     o    Comply with applicable provisions of the Federal Securities Laws.

1.   PERSONAL SECURITY TRANSACTION POLICY

In order for ClariVest to minimize compliance risks such as Scalping, Front-Running or the appearance of a conflict of interest with the trading conducted for ClariVest Clients, Employees of ClariVest are prohibited from engaging in transactions in publicly-traded Reportable Securities that are equities or derivatives of equities (such as options, puts, calls, etc.) in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, except for (a) transactions in ETFs and derivatives of ETFs, (b) exempt securities described below in "Reportable and Exempt Securities" or (c) exempt transactions described below in "Exceptions from Reporting Requirements". Subject to the following paragraph, employees are permitted to invest in privately-held Reportable Securities and publicly-traded Reportable Securities that are not equities or derivatives of equities (such as municipal bonds, etc.).

Employees may not participate in initial public offerings, and must have written pre-clearance from the CCO for securities transactions involving limited offerings. (See "PRE-CLEARANCE" below for additional information.) For purposes of this policy a limited offering shall be a security that has a market capitalization of less than $500 million or security that is exempt from registration under the Securities Act of 1933. The CCO shall (a) obtain from the Employee full details of the proposed transaction; and (b) conclude that the security does not fit the investment strategy recommended by ClariVest and if so, that no Clients have any foreseeable interest in ClariVest purchasing such security on their behalf. The CCO may request a copy of any offering materials (subscription agreement, etc.) associated with the Limited Offering.


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                                                                  EX-99.23(p)(3)

REPORTABLE AND EXEMPT SECURITIES

Commodities, futures and options traded on a commodities exchange, including currency futures are not considered securities. However, futures and options on any group or index of securities shall be considered securities.

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 PLEASE NOTE, SUCH EXEMPTION DOES NOT APPLY TO SHARES OF OPEN-END MUTUAL FUNDS
THAT ARE ADVISED BY CLARIVEST (OR AN AFFILIATE) OR ARE OTHERWISE AFFILIATED WITH
  CLARIVEST (OR AN AFFILIATE). MORE SPECIFICALLY, EMPLOYEES MUST PRE-CLEAR AND REPORT ANY PERSONAL TRANSACTION IN ANY FUND FOR WHICH CLARIVEST SERVES AS THE
INVESTMENT ADVISER AND ANY OTHER REPORTABLE FUND. (SEE "PRE-CLEARANCE" BELOW FOR
                            ADDITIONAL INFORMATION.)
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BENEFICIAL OWNERSHIP

Employees are considered to have beneficial ownership of securities if they have or share a direct or indirect pecuniary interest in the securities. Employees have a pecuniary interest in securities if they have the ability to directly or indirectly profit from a securities transaction.

The following are examples of indirect pecuniary interests in securities:

     o Securities held by members of Employees' immediate family sharing the same household. Immediate family means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law. Adoptive relationships are included;
     o Employees' interests as a general partner in securities held by a general or limited partnership; and
     o Employees' interests as a manager/member in the securities held by a limited liability company.

Employees do not have an indirect pecuniary interest in securities held by entities in which they hold an equity interest unless they are a controlling equity holder or they share investment control over the securities held by the entity.

The following circumstances constitute beneficial ownership by Employees of securities held by a trust:

     o Ownership of securities as a trustee where either the Employee or members of the Employees' immediate family have a vested interest in the principal or income of the trust;
     o    Ownership of a vested beneficial interest in a trust; and
     o An Employee's status as a settlor/grantor of a trust, unless the consent of all of the beneficiaries is required in order for the Employee to revoke the trust.

For purposes of clarification, in no event will an account or pooled vehicle managed by ClariVest be subject to the Personal Security Transaction Policy, including by virtue of the fact that ClariVest receives a performance or incentive fee with respect to such account or vehicle.


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                                                                  EX-99.23(p)(3)

REPORTING

QUARTERLY TRANSACTION REPORTS

Each Employee will work with the CCO to ensure that such Employee's broker-dealers send ClariVest's CCO duplicate trade confirmations and/or account statements of the Employee, at a minimum, no later than thirty (30) days after the end of each calendar quarter.

Each Employee of ClariVest shall provide the CCO with quarterly transaction reports that disclose all transactions in Reportable Securities in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership (except for exempt transactions listed in the section below entitled "Exceptions from Reporting Requirements"). The quarterly transaction reports from Employees shall contain disclosure of any transactions not reflected in a brokerage statement delivered to the CCO within thirty (30) days of quarter end. The quarterly transaction reports are due within thirty (30) days of quarter end and shall contain a confirmation by the Employee that the Employee has not engaged in any prohibited securities transaction. See Attachment A.

Employees shall also report on a quarterly basis, not later than 30 days after the end of the calendar quarter, the name of ANY brokerage account established by the Employee during the quarter in which any securities were held during the quarter for the direct or indirect benefit of the Employee, the date the account was established, and the date the report was submitted. See Attachment B.

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EMPLOYEES ARE REMINDED THAT THEY MUST ALSO REPORT TRANSACTIONS BY MEMBERS OF THE
EMPLOYEE'S IMMEDIATE FAMILY INCLUDING SPOUSE, CHILDREN AND OTHER MEMBERS OF THE
 HOUSEHOLD IN ACCOUNTS OVER WHICH THE EMPLOYEE HAS DIRECT OR INDIRECT INFLUENCE
                                  OR CONTROL.
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INITIAL AND ANNUAL HOLDINGS REPORTS

New ClariVest Employees are required to report all of their Reportable Securities holdings not later than 10 days after the commencement of their employment (See Attachment C for a copy of the Initial Holdings Report). The initial holdings report must be current as of a date not more than 45 days prior to the date the person becomes subject to this Code. Employees are permitted to retain any Reportable Securities held by them as of their hire date. If any Employee chooses to hold such Reportable Securities, it must obtain prior written approval from the CCO should he/she ever want to sell any publicly-traded Reportable Security that is an equity or derivative of an equity (other than ETFs or derivatives of ETFs). (See "PRE-CLEARANCE" below for additional information.)

Existing Employees are required to provide ClariVest with a complete list of Reportable Securities holdings on an annual basis, or on or before February 14th (as determined by ClariVest) of each year. The report shall be current as of December 31st , which is a date no more than 45 days from the final date the report is due to be submitted. (See Attachment D for a copy of the Annual Holdings Report).

In the event that an Employee submits brokerage or custodial statements to satisfy the initial and/or annual holdings report requirement, the Employee must be certain that such statements include the information found on Attachments C and D.

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  AS NOTED ABOVE, EMPLOYEES MUST REPORT THE NAME OF ANY BROKER, DEALER OR BANK
 WITH WHICH THE EMPLOYEE MAINTAINS AN ACCOUNT IN WHICH ANY SECURITIES ARE HELD FOR THE EMPLOYEE'S DIRECT OR INDIRECT BENEFIT. PLEASE NOTE THAT THIS REQUIREMENT
 DOES NOT PROVIDE FOR ANY EXEMPTIONS TO THE DEFINITION OF A SECURITY. THUS, IF EMPLOYEES HAVE A BENEFICIAL INTEREST IN A NON-REPORTABLE SECURITY IN AN ACCOUNT
 THAT HAS NOT PREVIOUSLY BEEN REPORTED, THE NAME OF THE BROKER, DEALER OR BANK
             WHERE THESE ACCOUNTS ARE MAINTAINED MUST BE REPORTED.
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                                                                  EX-99.23(p)(3)

EXCEPTIONS FROM REPORTING REQUIREMENTS

An Employee is not required to submit: 1) a transaction or initial and annual holdings report with respect to securities held in accounts over which the Employee had no direct or indirect influence or control (i.e., any transactions occurring in an account that is managed on a fully-discretionary basis by an unaffiliated money manager and over which such employee has no direct or indirect influence or control), and 2) a transaction report with respect to transactions effected pursuant to an automatic investment plan (such as a 401(k). The CCO will determine on a case-by-case basis whether an account qualifies for either of these exceptions.

TRADING AND REVIEW

ClariVest strictly forbids Front-Running client accounts, which is a practice generally understood to be Employees personally trading ahead of proposed client transactions. In order to minimize the risk of Front-Running, ClariVest prohibits personal securities transactions in most publicly-traded Reportable Securities as described above under "Personal Security Transaction Policy". The CCO will closely monitor Employees' investment patterns to confirm compliance with these restrictions. The CFO will monitor the CCO's personal securities transactions for compliance with the Personal Security Transaction Policy.

If ClariVest discovers that an Employee is personally trading contrary to the policies set forth above, the Employee shall meet with the CCO and CEO to review the facts surrounding the transactions.

PRE-CLEARANCE

The following procedures shall apply to any situation in which an Employee must obtain pre-clearance for a trade. Employees shall request pre-clearance in writing. Once pre-clearance is granted to an Employee, such Employee may only transact in that Security for the time period specified by the CCO. If the Employee wishes to transact in that security on any other day, they must again obtain pre-clearance from the CCO or another individual designated.

REPORTING VIOLATIONS AND REMEDIAL ACTIONS

ClariVest takes the potential for conflicts of interest caused by personal investing very seriously. As such, ClariVest requires its Employees to promptly report any violations of the Code of Ethics to the CCO.

If any violation of ClariVest's Personal Security Transaction Policy is determined to have occurred, the CCO may impose sanctions and take such other actions as he/she deems appropriate, including, without limitation, requiring that the trades in question be reversed, requiring the disgorgement of profits or gifts, issuing a letter of caution or warning, issuing a suspension of personal trading rights or suspension of employment (with or without compensation), imposing a fine, making a civil referral to the SEC, making a criminal referral, and/or terminating employment for cause or any combination of the foregoing. All sanctions and other actions taken shall be in accordance with applicable employment laws and regulations. Any profits or gifts forfeited shall be paid to the applicable client(s), if any, or given to a charity, as the CCO shall determine is appropriate.

No person shall participate in a determination of whether he or she has committed a violation of this Policy or in the imposition of any sanction against himself or herself; provided that such person may be


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                                                                  EX-99.23(p)(3)

given an opportunity to provide any explanations or additional information that the CCO may or may not consider in making his/her determination.

2.   INSIDER TRADING POLICY

Section 204A of the Advisers Act requires every investment adviser to establish, maintain, and enforce written policies and procedures reasonably designed to prevent the misuse of material, Non-Public Information by any person associated with such investment adviser. In accordance with Section 204A, ClariVest has instituted the following procedures to prevent the misuse of Non-Public Information.

Securities laws have been interpreted to prohibit the following activities:

     o Trading by an insider while in possession of material Non-Public Information; or
     o Trading by a non-insider while in possession of material Non-Public Information, where the information was disclosed to the non-insider in violation of an insider's duty to keep it confidential; or
     o Communicating material Non-Public Information to others in breach of a fiduciary duty.

WHOM DOES THE POLICY COVER?

This policy covers all of ClariVest's Employees who (1) have access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any reportable fund, or (2) is involved in making securities recommendations to clients, or who has access to such recommendations that are nonpublic. This policy also covers any transactions in any securities participated in by family members, trusts or corporations directly or indirectly controlled by such persons. In addition, the policy applies to transactions engaged in by corporations in which the Employee is an officer, director or 10% or greater stockholder and a partnership of which the Employee is a partner unless the Employee has no direct or indirect control over the partnership.

In addition, this policy covers the principals of Stellate Partners, LLC, ClariVest's third party marketing and client-service firm and a part owner of ClariVest, because the principals of Stellate Partners, LLC may have access to nonpublic information regarding clients' holdings, purchases or sales of securities as a result of their client-service responsibilities.

Note that this policy does not cover ClariVest's outside directors, who do not have the access or involvement described in the first sentence of this subsection.

WHAT INFORMATION IS MATERIAL?

         Individuals may not be held liable for trading on inside information unless the information is material. Information is generally viewed to be
"material" where: (i) there is a substantial likelihood that a reasonable investor would consider the information important in making an investment decision; (ii) the disclosure of the information would be viewed by the reasonable investor as having significantly altered the `total mix' of information made available; or (iii) the disclosure of the information is reasonably certain to have a substantial effect on the market price of the security. Advance knowledge of the following types of information is generally regarded as Material:

     o    Dividend or earnings announcements
     o    Write-downs or write-offs of assets
     o    Additions to reserves for bad debts or contingent liabilities
     o    Expansion or curtailment of company or major division operations
     o    Merger, joint venture announcements


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                                                                  EX-99.23(p)(3)

     o    New product/service announcements
     o    Discovery or research developments
     o    Criminal, civil and government investigations and indictments
     o    Pending labor disputes
     o    Debt service or liquidity problems
     o    Bankruptcy or insolvency problems
     o    Tender offers, stock repurchase plans, etc.
     o    Recapitalization

Information provided by a company could be material because of its expected effect on a particular class of a company's securities, all of the company's securities, the securities of another company, or the securities of several companies. The misuse of material Non-Public Information applies to all types of securities, including equity, debt, commercial paper, government securities and options.

Material Information does not have to relate to a company's business. For example, Material Information about the contents of an upcoming newspaper column may affect the price of a security, and therefore be considered material.

WHAT INFORMATION IS NON-PUBLIC?

In order for issues concerning inside trading to arise, information must not only be material, but also Non-Public.

Once material, Non-Public Information has been effectively distributed to the investing public, it is no longer classified as material, Non-Public
Information. However, the distribution of Non-Public Information must occur through commonly recognized channels for the classification to change. In addition, the information must not only be publicly disclosed, there must be adequate time for the public to receive and digest the information. Lastly, Non-Public Information does not change to public information solely by selective dissemination.

Employees   must  be  aware  that  even  where  there  is  no   expectation   of
confidentiality, a person may become an insider upon receiving material, Non-Public Information. Whether the "tip" made to the Employee makes him/her a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure.

The "benefit" is not limited to a present or future monetary gain; it could be a reputational benefit or an expectation of a quid pro quo from the recipient by a gift of the information. Employees may also become insiders or tippees if they obtain material, Non-Public Information from acquaintances, at social gatherings, by overhearing conversations, etc.

SELECTIVE DISCLOSURE

Employees must never disclose proposed/pending trades to any client or other individual/entity outside of ClariVest, except in connection with the transition of a client's funds into a ClariVest strategy. Additionally, ClariVest must be careful when disclosing the composition of Clients' portfolios without obtaining consent from the CCO. Federal Securities Laws may specifically prohibit the dissemination of such information and doing so may be construed as a violation of ClariVest's fiduciary duty to Clients. Selectively disclosing the portfolio holdings of a client's portfolio to certain investors/outside parties may also be viewed as ClariVest engaging in a practice of favoritism. Including information regarding Clients' portfolio holdings in marketing materials and ClariVest's website is subject to the CCO's approval in accordance with ClariVest's Marketing policy and procedures. All inquiries that are received by Employees to disclose portfolio holdings must be reported to the CCO or CEO before such holdings


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                                                                  EX-99.23(p)(3)

are provided. In determining whether or not to approve the dissemination of holdings information, the CCO will consider, among other things, how current the holdings information is. However, in no case will the CCO approve the dissemination of holdings information that is less than one (1) month old.

ClariVest will provide Clients with certain information relating to the performance of their accounts, as requested. All Clients are provided with the opportunity to request such information to ensure that no selective disclosure of such information has occurred.

PROCEDURES TO FOLLOW IF AN EMPLOYEE BELIEVES THAT HE/SHE POSSESSES MATERIAL, NON-PUBLIC INFORMATION

If an Employee has questions as to whether they are in possession of material, Non-Public Information, they must inform the CCO as soon as possible. From this point, the Employee, CCO and CEO will conduct research to determine if the information is likely to be considered important to investors in making investment decisions, and whether the information has been publicly disseminated.

Given the severe penalties imposed on individuals and firms engaging in inside trading, Employees:

     o Shall not trade the securities of any company in which they are deemed insiders who may possess material, Non-Public Information about the company.
     o Shall not engage in securities transactions of any company, except in accordance with ClariVest's Personal Security Transaction Policy and the securities laws.
     o Shall not discuss any potentially material, Non-Public Information with colleagues, except as specifically required by their position.
     o Shall not proceed with any trading, etc., if they possess material, Non-Public Information about a company until the CCO informs the Employee of the appropriate course of action.

3.   SERVING AS OFFICERS, TRUSTEES AND/OR DIRECTORS OF OUTSIDE ORGANIZATIONS

          Employees may, under certain circumstances, be granted permission to serve as directors, trustees or officers of outside organizations. These organizations can include public or private corporations, partnerships, charitable foundations and other not-for-profit institutions. Employees may also receive compensation for such activities.

As an outside board member or officer, an Employee may come into possession of material Non-Public Information about the outside company, or other public companies. It is critical that a proper information barrier be in place between ClariVest and the outside organization, and that the Employee does not communicate such information to other Employees in violation of the information barrier.

Similarly, ClariVest may have a business relationship with the outside organization or may seek a relationship in the future. In those circumstances, the Employee must not be involved in the decision to retain or hire the outside organization.

Employees are prohibited from engaging in such outside activities without the prior approval from the CCO. See Attachment G. Approval will be granted on a case by case basis, subject to proper resolution of potential conflicts of interest. Outside activities will be approved only if any conflict of interest issues can be satisfactorily resolved and all of the necessary disclosures are made on Part II of Form ADV.

4.          DIVERSION OF FIRM BUSINESS OR INVESTMENT OPPORTUNITY

No Employee may acquire, or receive personal gain or profit from, any business opportunity that comes to his or her attention as a result of his or her association with ClariVest and in which he or she knows ClariVest might be expected to participate or have an interest in participating, without disclosing in

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                                                                  EX-99.23(p)(3)

writing all necessary facts to the CCO, offering the particular opportunity to ClariVest, and obtaining written authorization to participate from the CCO.

Any personal or family interest of an Employee in any ClariVest business activity or transaction must be immediately disclosed to the CCO. For example, if an Employee becomes aware that a transaction being considered or undertaken by ClariVest may benefit, either directly or indirectly, an Employee or a family member thereof, the Employee must immediately disclose this possibility to the CCO.

Please note that the foregoing policy does not apply to the partners of Stellate Partners, LLC, as their non-compete obligations are addressed in the Amended and Restated Solicitor Agreement between ClariVest and Stellate Partners, LLC.

5.   LOANS

No Employee may borrow funds from or become indebted to a client of ClariVest, except with respect to customary personal loans (e.g., home mortgage loans, automobile loans, lines of credit, etc.), unless the arrangement is disclosed in writing and receives prior approval from the CCO. No Employee may use ClariVest's name, position in a particular market or goodwill to receive any benefit on loan transactions without the prior express written consent of the CCO.

6.   DEALINGS WITH GOVERNMENT AND INDUSTRY REGULATORS

ClariVest's policy forbids payments of any kind by it, its Employees or any agent or other intermediary to any government official or candidate, self-regulatory official, corporation or other similar person or entity, within the United States or abroad, for the purpose of obtaining or retaining business, or for the purpose of influencing favorable consideration of any application for a business activity or other matter. This policy covers all types of payments, even to minor government officials and industry regulators, regardless of whether the payment would be considered legal under the circumstances. This policy encourages Employees to avoid even the appearance of impropriety in their dealings with industry and government regulators and officials. No Employee can hold a public office if it in any way conflicts with ClariVest's business.

It is expected and required that all Employees fulfill their personal obligations to governmental and regulatory bodies. Those obligations include the filing of appropriate federal, state and local tax returns, as well as the filing of any applicable forms or reports required by regulatory bodies.

All Employees are required to cooperate fully with management in connection with any internal or independent investigation and any claims, actions, arbitrations, litigations, investigations or inquiries brought by or against ClariVest.

7.   IMPROPER USE OF CLARIVEST PROPERTY

No Employee may utilize the investment management property of ClariVest or utilize the services of ClariVest, its principals or Employees, for his or her personal benefit or the benefit of another person or entity (except in connection with ClariVest's business), without approval of the CCO. For this purpose, "investment management property" means both tangible and intangible property, including ClariVest funds, information, business plans, business opportunities, confidential research, intellectual property or proprietary processes, and ideas for new research or services.

Except for immaterial use, no Employee may utilize other property of ClariVest or utilize the services of ClariVest, its principals or Employees, for his or her personal benefit or the benefit of another person or entity, without approval of the CCO (except in connection with ClariVest's business). For this purpose,

                                                                  EX-99.23(p)(3)

"other  property"  means  both  tangible  and  intangible  property,   including
premises, equipment and supplies.

8.   PROTECTION OF CLARIVEST'S NAME

Employees should at all times be aware that ClariVest's name, reputation and credibility are valuable assets and must be safeguarded from any potential misuse. Care should be exercised to avoid the unauthorized use of ClariVest's name in any manner that could be misinterpreted to indicate a relationship between ClariVest and any other entity or activity.

9.   EMPLOYEE INVOLVEMENT IN LITIGATION OR PROCEEDINGS

Employees must advise the CCO immediately if they become involved in or threatened with litigation or an administrative investigation or proceeding of any kind, are subject to any judgment, order or arrest, or are contacted by any regulatory authority.

10.  GIFTS AND ENTERTAINMENT

EMPLOYEES' RECEIPT OF BUSINESS MEALS, SPORTING EVENTS AND OTHER ENTERTAINMENT - Employees may attend business meals, sporting events and other entertainment events at the expense of a giver, as long as the expense is reasonable, not lavish or extravagant in nature and the Employee is accompanied by the giver. In the event that the estimated cost of the meal, event, etc. is greater than $250 per person, the Employee must obtain prior approval from the CCO of his/her attendance at the meal, event, etc. See Attachment H. If the event is highly publicized such that the tickets may be selling in excess of their face value, the Employee must consider the market value for the reporting requirements.

GIVING AND RECEIVING GIFTS - Employees must obtain prior approval from the CCO to accept from or give to an entity gifts over $100 (either one single gift, or in aggregate on an annual basis). See Attachment H. Reasonable gifts received on behalf of the Company shall not require reporting. Examples of reasonable gifts include holiday gift baskets and lunches brought to ClariVest's offices by service providers. ClariVest and its Employees are prohibited from giving gifts that may be deemed as excessive, and must obtain approval to give all gifts in excess of $100 to any client, prospective client or any individual or entity that ClariVest is seeking to do business with.

GIFTS GIVEN TO TAFT-HARTLEY FUNDS - Employees are reminded that notwithstanding this policy, ClariVest may manage Taft-Hartley funds and any gratuity provided by ClariVest to labor unions or union representatives that have an "interest" in the Taft-Hartley fund (including the members covered by the Taft-Hartley fund) in excess of $250 per fiscal year are required to be reported on Attachment H and Department Labor Form LM-10 within 90 days following the end of ClariVest's fiscal year. Accordingly, ClariVest will monitor all gratuities as discussed and make the appropriate filings on DOL Form LM-10.

The Department of Labor has issued further guidance on the filing of Form LM-10 through its website (WWW.DOL.GOV). Below are the relevant web-pages regarding the filing of Form LM-10:

     o    FORM LM-10
          http://www.dol.gov/esa/regs/compliance/olms/GPEA_Forms/lm%20-
          %2010p.pdf#search='Form%20LM10'

     o INSTRUCTIONS TO FORM LM-10 http://www.dol.gov/esa/regs/compliance/ olms/GPEA_Forms/LM-10%20instructions.pdf

     o FREQUENTLY ASKED QUESTIONS http://www.dol.gov/esa/regs/compliance/ olms/LM10_FAQ.htm

                                                                  EX-99.23(p)(3)

The CCO shall track all reportable entertainment and gifts via Attachment I.

12.  TRAVEL EXPENSES

Employees may charge against appropriate ClariVest accounts normal and reasonable travel and travel-related expenses incurred for a ClariVest business purpose. Such expenses may include meals and incidentals, travel costs (air, train, etc.), lodging expenses, business phone calls and other miscellaneous travel related expenses. When incurring such expenses, Employees must use reasonable judgment and generally be aware of escalating travel costs. While ClariVest has not prescribed limits on such expenses, ClariVest may reiterate its policy with Employees as necessary.

ClariVest will pay for travel expenses (airline, hotel, meals and incidentals) related to Employees' attendance at conferences, company visits, etc. In the event that any such expenses are included as part of the event (i.e. a broker charters a jet for numerous investment firms, including ClariVest, to visit a company, etc.), ClariVest shall determine the reasonableness of such expenses and may choose to approximate the value of such expenses and forward the third-party a reimbursement check. ClariVest has adopted this policy in order to avoid any perceived conflict of interest associated with our relationships with outside service providers.

DISCLOSURE

ClariVest shall describe its Code of Ethics in Part II of Form ADV and, upon request, furnish Clients with a copy of the Code of Ethics.

The requirement to report on issues to ClariVest's Clients, including fund and ERISA Client's Boards, under this Code and securities regulations may include significant conflicts of interest that arise involving the personal investment policies, even if the conflicts have not resulted in a violation of this Code. For example, ClariVest may be required to report to a Client's Board if a Portfolio Manager is a director of a company whose securities are held by the client's portfolio.

If the CCO determines that a material violation of this Code has occurred, he or she shall promptly report the violation, and any enforcement action taken, to ClariVest's senior management. If ClariVest's senior management determines that such material violation appears to involve a fraudulent, deceptive or manipulative act, ClariVest will report its findings to the fund's Board of Directors or Trustees pursuant to Rule 17j-1.

RECORDKEEPING

ClariVest  shall  maintain  records  in the  manner  and to the extent set forth
below,  which  records  shall  be  available  for  appropriate   examination  by
representatives of regulatory authorities or ClariVest's management.

     o A copy of this Code of Ethics and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;
     o A record of any violation of this Code of Ethics and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;
     o A record of all written acknowledgements (annual certifications) as required by the Manual for each person who is currently, or with the past five years was, an Employee of ClariVest.
     o A copy of each report made pursuant to this Code of Ethics by an Employee, including any information provided in lieu of reports, shall be preserved by the Company for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

                                                                  EX-99.23(p)(3)

     o A list of all persons who are, or within the past five years have been, required to make reports pursuant to this Code of Ethics, or who are or were responsible for reviewing these reports, shall be maintained in an easily accessible place;
     o The Company shall preserve a record of any decision, and the reasons supporting the decision, to approve the acquisition of any Limited Offering by Employees for at least five years after the end of the fiscal year in which the approval is granted, the first two years in an easily accessible place.
     o [17j-1] A copy of each finding presented to the Board of a fund shall be preserved by ClariVest for at least five years after the end of the fiscal year in which the record is made, the first two years in an easily accessible place.

RESPONSIBILITY

The CCO will be responsible for administering the Code of Ethics. All questions regarding the policy should be directed to the CCO. ClariVest shall provide the Code of Ethics and all amendments to all "supervised" employees, and such employees must acknowledge their receipt and understanding of the Code of Ethics and such amendments.

[17j-1] In the event a material change is made to the Personal Trading Policy of the Code of Ethics, the CCO shall inform the CCO of any fund which is a Client of such material change to enable the fund CCO to ensure that such material change is approved by such fund's Board no later than six months after adoption of the material change.

ATTACHMENT A

                                                QUARTERLY TRANSACTION REPORTING FORM

REPORTING EMPLOYEE NAME:___________________________________ FOR QUARTER END: _________________________________________

I CERTIFY ALL THE INFORMATION IN THE FOLLOWING FORM IS TRUE AND I DID NOT PARTICIPATE IN ANY PROHIBITED SECURITIES TRANSACTION PER
THE CODE OF ETHICS FOR THE SPECIFIED QUARTER.


SIGNATURE:______________________________________________________ DATE: _________________________________________

                             TYPE (E.G.,    TICKER OR
NUMBER OF                      EQUITY;        CUSIP     PRINCIPAL   BUY (ACQUIRE)/   INTEREST RATE/                  BROKER, DEALER
 SHARES     SECURITY NAME   FIXED INCOME)   (IF APP.)     AMOUNT    SELL (DISPOSE)      MATURITY      PRICE   DATE       OR BANK
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

In accordance with ClariVest's Code of Ethics, please provide a list of all reportable securities transactions that have occurred during the previous calendar quarter in any account in which you maintain a pecuniary interest; provided that you are not required to report transactions reflected in brokerage statements provided to the CCO within 30 days of the end of the calendar quarter.

                     DELIVER TO THE CHIEF COMPLIANCE OFFICER WITHIN 30 DAYS OF THE END OF EACH CALENDAR QUARTER.
                                                 USE ADDITIONAL SHEETS IF NECESSARY.

ATTACHMENT B

                                              QUARTERLY ACCOUNT OPENING REPORTING FORM

                                     REPORTING EMPLOYEE NAME: _________________________________

                                   FOR QUARTER END: ___________________________________________

In accordance with ClariVest's Code of Ethics, please provide a list of all reportable securities accounts that have opened during the previous calendar quarter in which you maintain a pecuniary interest.

NAME OF BROKER, DEALER OR BANK ACCOUNT TITLE ACCOUNT NUMBER DATE OF ACCOUNT ESTABLISHMENT
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

I certify that this form fully discloses all of the newly opened accounts in which I have a pecuniary interest. Nothing in this report should be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the securities to which the report relates.

-------------------------------------                 Reviewed by: ____________________________
Print Name
                                                      Date of Review: _________________________

-------------------------------------   -----------   Exeception(s) Noted: _____ No _____ Yes
Signature                                   Date
                                                      If Yes, Describe: _______________________

ATTACHMENT C

                            INITIAL REPORTING - SECURITIES ACCOUNTS

Employee _______________________________________________ (PRINT NAME)

Information submitted current as of __________________________ (PRINT DATE)

In accordance with ClariVest's Code of Ethics, please provide a list of all securities accounts in which you have a pecuniary interest.

NAME OF BROKER, DEALER OR BANK ACCOUNT TITLE ACCOUNT NUMBER
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

I certify that this form fully discloses all of the securities accounts in which I have a pecuniary interest.


-------------------------------------                          _________________
Signature                                                      Date

Reviewed by: ________________________

Date of Review: _____________________

Exception(s) Noted: ____ No ____ Yes

If Yes, Describe: ___________________

ATTACHMENT D

                     INITIAL REPORTING - SECURITIES HOLDINGS

     In accordance with ClariVest's Code of Ethics, please provide a list of all reportable securities in which you have a pecuniary interest. This includes securities held by broker/dealers and other custodians, at your home, in safe deposit boxes, and by an issuer.

                                 TYPE           TICKER OR
  NUMBER                    (E.G., EQUITY;        CUSIP
OF SHARES   SECURITY NAME    FIXED INCOME)   (IF APPLICABLE)   PRINCIPAL AMOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                       USE ADDITIONAL SHEETS AS NECESSARY.

I certify that this form fully discloses all of the reportable securities in which I have a pecuniary interest. Nothing in this report should be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the reportable security to which the report relates.


-------------------------------------                          _________________
Signature                                                      Date

Reviewed by: ________________________

Date of Review: _____________________

Exception(s) Noted: ____ No ____ Yes

If Yes, Describe: ___________________

ATTACHMENT E

                     ANNUAL REPORTING - SECURITIES ACCOUNTS

Employee _______________________________________________ (PRINT NAME)

Information submitted current as of __________________________ (PRINT DATE)

In accordance with ClariVest's Code of Ethics, please provide a list of all securities accounts in which you have a pecuniary interest.

NAME OF BROKER, DEALER OR BANK ACCOUNT TITLE ACCOUNT NUMBER
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

I certify that this form fully discloses all of the securities accounts in which I have a pecuniary interest.


-------------------------------------                          _________________
Signature                                                      Date

Reviewed by: ________________________

Date of Review: _____________________

Exception(s) Noted: ____ No ____ Yes

If Yes, Describe: ___________________

ATTACHMENT F

                     ANNUAL REPORTING - SECURITIES HOLDINGS

In accordance with ClariVest's Code of Ethics, please provide a list of all reportable securities in which you have a pecuniary interest. This includes reportable securities held by broker/dealers and other custodians, at your home, in safe deposit boxes, and by an issuer.

                                 TYPE           TICKER OR
  NUMBER                     (E.G., EQUITY;        CUSIP
OF SHARES   SECURITY NAME    FIXED INCOME)   (IF APPLICABLE)   PRINCIPAL AMOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                       USE ADDITIONAL SHEETS AS NECESSARY.

I certify that this form fully discloses all of the reportable securities in which I have a pecuniary interest. Nothing in this report should be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the reportable security to which the report relates.


-------------------------------------                          _________________
Signature                                                      Date

Reviewed by: ________________________

Date of Review: _____________________

Exception(s) Noted: ____ No ____ Yes

If Yes, Describe: ___________________

ATTACHMENT G

                  REQUEST FOR APPROVAL OF OUTSIDE ACTIVITY FORM

The undersigned hereby requests approval for participation in the following outside activity:

________________________________________________________________________________

Name and address of company or organization: __________________________________

Nature of organization's primary business or purpose: __________________________

Is this a public company? (YES/NO) If YES, stock symbol: _______________________

Complete description of anticipated role with organization: ____________________

________________________________________________________________________________

Describe any compensation you will receive: ____________________________________

If this request for approval is granted:

     - I agree to notify the Chief Compliance Officer of any change in the above information.

     - I agree, for private or not-for-profit organizations, to seek approval to retain my position, as described above, if the organization decides to offer securities to the public, or ceases to maintain its not-for-profit status.

     - I am aware of no other EMPLOYEES who are officers or directors of the organization noted above.

     - I agree to adhere to the inside trading policies of both ClariVest Asset Management LLC ("ClariVest") and the organization, and not to communicate any material Non-Public information in my possession regarding the organization to ClariVest's investment advisory or research staff.

     - I will avoid participation in discussions regarding service, investment management, or other arrangements with ClariVest or its affiliates, and will recuse myself from voting on any such matters.

Signature of Employee : ____________________________________

          Date: ____________

Approved By:________________________________________________

ATTACHMENT H

                          GIFT AND ENTERTAINMENT REPORT

Employee(s) Receiving/Giving the Gift/Entertainment:

_______________________________________________________________________________

Describe the Gift/Entertainment:

_______________________________________________________________________________

_______________________________________________________________________________

Approximate Total Dollar Amount of Gift/Entertainment:

                                        $___________________

Receiver/Giver of the Gift/Entertainment:

_______________________________________________________________________________

_______________________________________________________________________________

Is the Receiver of the Gift/Entertainment an Individual or Entity that is associated with a Taft-Hartley Fund?

Yes __________   No __________

Has Employee Received/Given Additional Gifts/Entertainment from Receiver/Giver within the Past 12 Months? If Yes, list the Gifts/Entertainment received/given and the approximate Value of the Gifts/Entertainment:

_______________________________________________________________________________

Relationship of Receiver/Giver to ClariVest and/or Employee(s):

_______________________________________________________________________________

Reason (if known) the Gift/Entertainment will be given by/given to ClariVest and/or Employee(s):

_______________________________________________________________________________

COMPLIANCE USE ONLY

__________ Approved   __________ Not Approved   Person Approving

____________________________________


Signature ___________________________   Date: __________________________


Reasons Supporting Decision to Approve/Not Approve: __________________

ATTACHMENT I

                         EMPLOYEE GIFT/ENTERTAINMENT LOG

                                                                                                          Reason Gift/
                                                                                                          Entertainment
                                                  Approximate                          Relationship of    was given by/
           Employee                              Dollar Amount                        Receiver/Giver to     given to     Compliance
       Giving/Receiving     Description of            of           Receiver/Giver of   ClariVest and/or  ClariVest and/   Approval
Date  Gift/Entertainment  Gift/Entertainment  Gift/Entertainment  Gift/Entertainment       Employee        or Employee    (Yes/No)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
-----------------------------------------------------------------------------------------------------------------------------------